Exhibit 10.4

PURCHASE AND SALE AGREEMENT OF

OWNERSHIP INTERESTS IN NPI ENTITIES

THIS PURCHASE AND SALE AGREEMENT is made this 21st day of December, 2006, by and between Nottingham Properties, Inc., a Maryland corporation (“Seller”), and Corporate Office Properties, L.P., a Delaware limited partnership (“Buyer”).

WITNESSETH

A.                   Seller is, or prior to Closing shall be, the owner of 100% of the membership interests (the “Membership Interests”) in:

(1)                                  Philadelphia Road Operating Company, LLC, a Maryland limited liability company and the owner of a leasehold interest in the property known as 10552 Philadelphia Road, Baltimore County, Maryland, as more fully described on Exhibit A-1 attached hereto;

(2)                                  9020 Mendenhall, LLC, a Maryland limited liability company and the owner of the land and improvements known as 9020 Mendenhall Court, Howard County, Maryland, as more fully described on Exhibit A-2, attached hereto;

(3)                                  Woods Investors, LLC, a Maryland limited liability company and the owner of the land and improvements known as Woods at Brokenland located at 9700, 9710, 9720, 9730 and 9740 Patuxent Woods Drive, Howard County, Maryland, as more fully described on Exhibit A-3 attached hereto (the “Woods Property”); and

(4)                                  Rivers Center III Investors LLC, a Maryland limited liability company and the owner of the land and improvements known as Rivers Center III, located at 10270, 10280, 10290 Old Columbia Road, Howard County, Maryland, as more fully described on Exhibit A-4 attached hereto (the “Rivers Property”).

B.                     Seller is the owner of 100% of the beneficial trust interests (the “Trust Interests”) in:

(1)                                  White Marsh Hi-Tech 2 Business Trust, a Maryland business trust which owns a 51% tenancy-in-common interest in the land and improvements known as White Marsh Hi-Tech I and II, Baltimore County, Maryland, as more fully described on Exhibit A-5 attached hereto; and

(2)                                  37 Allegheny Business Trust, a Maryland business trust which owns the land and improvements known as 37 Allegheny Avenue, Baltimore County, Maryland, as more fully described on Exhibit A-6 attached hereto.

C.                     Seller is, or prior to Closing shall be, the owner of the following partnership interests (the “Partnership Interests”):

(1)                                  50% limited partnership interest in Corporate Center I Limited Partnership, a Maryland limited partnership which is the owner of the land and improvements known as Campbell Corporate Center I, Baltimore County, Maryland, as more fully described on Exhibit A-7 attached hereto;

(2)                                  43.7% limited partnership interest in Nottingham Associates Limited Partnership, a Maryland limited partnership which is the owner of the land and improvements known as Nottingham Centre, Baltimore County, Maryland, as more fully described on Exhibit A-8 attached hereto (the “Nottingham Associates Property”); and

(3)                                  60% limited partnership interest in Sandpiper Limited Partnership, a Maryland limited partnership which owns a 72.5% general partnership interest in White Marsh Health Center Limited Partnership, LLLP which, in turn, is the owner of the land and improvements known as White Marsh Health Center, Baltimore County, Maryland, as more fully described on Exhibit A-9 attached hereto.

D.                    As used in this Agreement, (1) the term “NPI Entities” means, collectively, Philadelphia Road Operating Company, LLC, 9020 Mendenhall, LLC, Woods Investors, LLC, 37 Allegheny Business Trust, Rivers Center III Investors LLC, White Marsh Hi-Tech 2 Business Trust, Corporate Center I Limited Partnership, Nottingham Associates Limited Partnership and White Marsh Health Center Limited Partnership, LLLP, (2) the term “Ownership Interests” means, collectively, the Membership Interests, the Trust Interests and the Partnership Interests, and (3) the term “Property” means each of, and the term “Properties” means collectively, the properties owned by the NPI Entities and described herein.

E.                      Pursuant to Article I of the Purchase Agreement and Plan of Merger (the “Merger Agreement”) of even date herewith by and among Corporate Office Properties Trust, Buyer, W&M Business Trust, and Nottingham Village, Inc.

(“NVI”), Buyer has agreed to purchase from Seller 100% of the Ownership Interests pursuant to the terms and conditions set forth in the Merger Agreement and this Agreement.

NOW, THEREFORE, in consideration of $5.00 paid by Seller to Buyer and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledge, Seller and Buyer hereby agree as follows:

1.                                       Recitals.  The Recitals are incorporated herein by reference.

2.                                       Sale of Ownership Interests.  Subject to and upon the terms and conditions set forth in the Merger Agreement and in this Agreement, Seller agrees to sell to Buyer (and/or its assigns) 100% of the Ownership Interests; and Buyer agrees to purchase from Seller 100% of the Ownership Interests.

3.                                       Purchase Price for the Ownership Interests.  The purchase price (the “Purchase Price”) for 100% of the Ownership Interests shall be payable in cash by Buyer to Seller at Closing in an amount equal to (a) $59,077,876, reduced by (b) the balance due under all mortgage indebtedness encumbering the Woods Property and the Rivers Property as of the date of Closing, further reduced by (c) all other indebtedness and liabilities of the NPI Entities as of the date of Closing, further reduced by (d) the 9020 Mendenhall Adjustment (as defined in Section 17 hereof), and further reduced by (e) any applicable adjustments under Section 12.  The Nottingham Associates Property may be encumbered by mortgage indebtedness not to exceed $5,631,974.  The Purchase Price allocable to Nottingham Associates in Section 4 has taken into account the mortgage indebtedness on the Nottingham Associates Property and, thus, such mortgage indebtedness shall not be a further reduction under this Section 3.

4.                                       Allocation of Purchase Price.  The Purchase Price, prior to the adjustments set forth in Sections 3(b), (c), (d) and (e) above, shall be allocated to each of the Ownership Interests as follows:

Purchase Price
Ownership Interests	Prior to Adjustments

Philadelphia Road	$6,440,333

9020 Mendenhall	$6,022,927

Woods Investors	$23,354,945

37 Allegheny	$500,000

Rivers Center III	$6,655,855

Campbell Corporate Center I	$3,472,976

Nottingham Associates	$2,307,999

Sandpiper (White Marsh Health Center)	$3,320,500

White Marsh Hi-Tech I and II	$7,002,341

5.                                       Closing.  The Closing (the “Closing”) of the purchase and sale of the Ownership Interests under this Agreement shall occur simultaneously with the Merger, as defined in the Merger Agreement, at 10:00 a.m., Eastern Time, at the offices of DLA Piper US LLP at 6225 Smith Avenue, Baltimore, Maryland 21209, or at such other place, at such other time, or on such other date as the parties may mutually agree upon in writing (such date, the “Closing Date”).

6.                                       Closing Documents.  At the Closing, Seller and Buyer shall each execute and deliver to the other an Assignment of Membership/Beneficial/ Partnership Interests and Amendment to Operating Agreement/Declaration of Trust/Partnership Agreement with respect to each of the NPI Entities in the form attached hereto as Exhibit B and, upon request of either party, such other documents as may be reasonably necessary or requested to consummate the transaction contemplated by this Agreement.

7.                                       Prorations and Adjustments.  At Closing, income and expenses with respect to the Membership Interests and Trust Interests shall be adjusted and prorated as of midnight of the day prior to the Closing Date in the manner provided for in Section 8.04 of the Merger Agreement.  There shall be no adjustment with respect to the Partnership Interests, as the adjustments for the underlying properties shall occur at the Closing under the Merger Agreement not under this Agreement.

8.                                       Representations and Warranties.  It is intended by Seller and Buyer that the representations and warranties contained in the Merger Agreement shall be the sole representations and warranties relating to the Properties and the NPI Entities, that such representations and warranties shall remain in full force and effect and binding upon the parties to the Merger Agreement as provided under Merger Agreement, and that Seller is not making any representations or warranties in respect thereof.

9.                                       Termination.  This Agreement shall automatically terminate if the Merger Agreement shall have terminated for any reason prior to the Closing Date.

10.                                 Conditions to Closing.  The Buyer’s obligations to be performed at the Closing shall be subject to the satisfaction of the following conditions:

(a)                                  There shall not have been a breach of any warranty, representation or covenant as given by NVI in the Merger Agreement relating to the NPI Entities or the Properties;

(b)                                 The NPI Entities shall own good and marketable title to the Properties free and clear of all liens and encumbrances, other than the Permitted Liens (as defined in the Merger Agreement);

(c)                                  NPI shall own all of the Ownership Interests free and clear of all liens and encumbrances; and

(d)                                 None of the Properties shall be encumbered by any mortgage indebtedness other than the Woods Property (in which case the maximum amount of indebtedness as of Closing shall be $11,391,579) and the Rivers Property (in which case the maximum amount of indebtedness as of Closing shall be $3,213,010) and the Nottingham Associates Property (in which case the maximum amount of indebtedness as of Closing shall be $5,631,974).

If any condition precedent to Closing set forth above is not satisfied prior to or on the Closing Date, Buyer may elect to terminate this Contract by written notice to Seller.  Upon such notice, this Agreement shall then be of no further force and effect and neither party shall have any obligations or liabilities to the other.

11.                                 Real Estate Commissions.  The parties mutually represent to each other that none of them employed or had any negotiations or dealings in connection with this transaction with any brokers or finders.  Seller agrees to defend, indemnify and hold Buyer harmless from and against any claims of any other person, firm or corporation claiming any brokerage commission, finder’s fee or similar compensation base on any alleged negotiations or dealings with or employment by Seller, together with all expenses incurred including court costs and attorneys’ fees.  Buyer agrees to defend, indemnify and hold Seller harmless from and against any claims of any other person, firm or corporation other than Broker claiming any brokerage commission, finder’s fee or similar compensation based on any alleged negotiations or dealings with or employment by Buyer, together with all expenses incurred including court costs and attorneys’ fees.  This paragraph shall survive any termination of this Agreement.

12.                                 Risk of Loss.  The Seller assumes the risk of loss or damage to the Properties by fire or other casualty prior to Closing.  The Seller shall, at its expense, keep the Properties insured until Closing pursuant to a standard, all risk, fire and extended coverage insurance policy in an amount not less than the replacement cost thereof and shall have such policy endorsed to protect the interest of Buyer.  As of the date hereof, Buyer will be named as a “loss payee” under the foregoing insurance policy of Seller.  In the event of the destruction or damage to any of the Properties, this Agreement shall remain in full force and effect, but (a) all insurance awards, regardless of amount, shall remain the property of the NPI Entities, (b) the Purchase Price shall be reduced by the amount of any deductible applicable to the insurance policy insuring such destruction or damage, and (c) Buyer shall have the authority to adjust all claims with the applicable insurance company.  Thus, Seller shall not be entitled to any such insurance proceeds unless this Agreement is terminated.

13.                                 Assignment.  This Agreement and the rights of Buyer hereunder may be assigned by Buyer upon notice thereof to Seller.

14.                                 Like-Kind Exchange.  Seller acknowledges that Buyer may choose to engage in a like-kind exchange under Section 1031 of the Internal Revenue Code of 1986, as amended.  Seller agrees to execute, upon Buyer’s request, one or more Assignment and Assumption Agreements pursuant to which Buyer’s rights under this Agreement as to any or all of the Ownership Interest will be assigned to a qualified intermediary (“QI”) or exchange accommodation titleholder (“EAT”) and the QI or EAT will take title to all or any of the Ownership Interests.  No additional liability will be incurred by Seller as a result of any such Assignment and Assumption Agreement.

15.                                 Time of Essence.  Time shall be of the essence with respect to each and every provision of this Agreement.

16.                                 Further Assurances.  The parties hereto agree to take such further actions and to execute and deliver such further documents, agreements and instruments as may be reasonably necessary or appropriate to carry out the purposes of this Agreement.

17.                                 9020 Mendenhall Adjustment.  Seller and Buyer acknowledge that structural defects have been discovered at 9020 Mendenhall Court property.  Seller shall engage a structural engineer to determine the extent of the structural defects at such property and the estimated cost to repair such defects, subject to Buyer’s approval of such engineer and the methodology suggested by the engineer to correct the defects.  To the extent the repairs of the structural defects have not been completed by the Closing, the Purchase Price shall be reduced by the estimated cost to complete the repairs (the “9020 Mendenhall Adjustment”).

(Signatures on next page)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

WITNESS:	NOTTINGHAM PROPERTIES, INC.

/S/ Illegible	By:	/s/ J. JOSEPH CREDIT
J. Joseph Credit,
President and CEO

WITNESS:	CORPORATE OFFICE PROPERTIES, L.P.

	By:	Corporate Office Properties Trust, its sole general partner

/S/ Illegible	By:	/s/ ROGER A. WAESCHE, JR.
		Name:	Roger A. Waesche, Jr
		Title:	Chief Operating Officer and Executive Vice President

Exhibits A-1 through A-9

Descriptions of the Properties

Exhibit A-1

10552 Philadelphia Road — Leasehold Interest

Leasehold interest in the property being known and designated as Lot No. 1 on a plat entitled “Subdivision of Wayne B. Knight Property” which plat is recorded among the Land Records of Baltimore County, MD in Plat Book S.M. No. 67, Folio 39; containing 6.8027 acres, more or less. The improvements thereon being known as 10552 Philadelphia Road.

Exhibit A-2

9020 Mendenhall Court

Being Known and Designated as Parcel X-1”, as shown on the Plat entitled “Columbia, Sieling Industrial Center, Section 1, Area 1, Parcel X-1, A Resubdivision of Parcel X and W-3”, which Plat is recorded among the Land Records of Howard County, Maryland, as Plat CMP No. 4842. The improvements thereon being known as No. 9020 Mendenhall Court.

Together With certain easements for ingress and egress described in a Deed and Agreement by Columbia Industrial Development Corporation et al dated January 27, 1982 and recorded in Liber CMP No. 1088, folio 165 and a Confirmatory Deed of Easement and Agreement dated October 25, 2005 and recorded in Liber MDR No. 9614, folio 643 from The Columbia Association, Inc. fka The Columbia Parks and Recreation Association, Inc. to 9020 Mendenhall, L.L.C.

Exhibit A-3

Woods At Broken Land

Being Known and Designated as Parcel B as shown on Plat entitled “Columbia, Village of Owen Brown, Parcels A, B, C, D and Lot 1, Section 6, Area 1, Sheet 2 of 4”, which plat is recorded among the Land Records of Howard County, Maryland as Plat CMP No. 6126; containing 14.623 acres of land, more or less.

The street addresses of the improvements situate on the above described parcel of land are 9700, 9710, 9720, 9730 and 9740 Patuxent Woods Drive.

Exhibit A-4

Rivers Center III

10270, 10280 and 10290 Old Columbia Road

Being Known and Designated as Parcel D as shown on plat entitled “Rivers Corporate Park, Section I, Area I, Parcels B thru E, H thru P, and Lot 2, Sheet 4 of 6”, which plat is recorded among the Land Records of Howard County, Maryland as Plat CMP No. 5078; containing 5.0031 acres of land, more or less.

Exhibit A-5

White Marsh Hi-Tech I and II

White Marsh Hi-Tech I:

Being known and designated as Lot 5A on a plat entitled “Resubdivision of Lots 4&5 - Section B, White Marsh Business Community” which plat is recorded among the Land Records of Baltimore County, Maryland in Plat Book E.H.K. Jr. No. 49, folio 87; containing 3.3715 acres of land, more or less.  The improvements thereon known as 4969 Mercantile Road.  Together with and subject to the legal operation and effect of a Declaration of Easement of White Marsh Hi - Tech Associates Limited Partnership dated April 27, 1989 and recorded in Liber S.M. No. 8163, folio 704.

White Marsh Hi-Tech II:

Being known and designated as Lot 5B on a plat entitled “Resubdivision of Lots 4&5 - Section B, White Marsh Business Community” which plat is recorded in Plat Book E.H.K. Jr., No. 49, folio 87; containing 3.1724 acres of land, more or less.  The improvements being known as 4979 Mercantile Road.  Together with and subject to the legal operation and effect of a Declaration of Easement of White Marsh Hi - Tech Associates Limited Partnership dated April 27, 1989 and recorded in Liber S.M. No. 8163, folio 704.

White Marsh Hi - Tech Parking:

Being known and designated as Parcel A on a plat entitled “Amended Resubdivision Plat of Lot 4 - Section B, White Marsh Business Community, previously recorded on Plat of Resubdivisaion of Lot 4, Section B, White Marsh Business Community E.H.K. Jr. 55/65” recorded in Plat Book E.H.K.Jr. No. 55, folio 124; containing 1.1906 acres of land, more or less.  The improvements thereon to be known as 4981 Mercantile Road.  Together with and subject to the legal operation and effect of a Declaration of Easement-of White Marsh Hi - Tech Associates Limited Partnership dated April 27, 1989 and recorded in Liber S.M. No. 8163, folio 704.

Exhibit A-6

37 West Allegheny Ave.

Parking Lot

BEGINNING for the same at the intersection formed by the southern side of Allegheny Avenue with the eastern side of Washington Avenue, said place of beginning being at the beginning of the 1st or Easterly 81 foot 3 inch line of that parcel of land described .in a Deed dated October 28, 1953, between Annarose C. Sleeth and R. Dalton Berry et ux, recorded among the Land Records of Baltimore County, Maryland in Liber G.L.B. 2381 folio 132, running thence leaving said place of beginning binding on the southern side of said Allegheny Avenue and binding on said 1st line, as now surveyed, 1) South 82 degrees 51 minutes 26 seconds East 81.29 feet, running thence leaving said Allegheny Avenue and binding on the 2nd line of said Deed, as now surveyed, 2) South 07 degrees 16 minutes 03 seconds west 150.00 feet to the northern aide of a 20 foot alley, running thence binding on the northern side of said 20 foot alley, with the use and privilege thereof in common and binding on the 3rd line of said Deed, as now surveyed, 3) North 82 degrees 51 minutes 26 seconds West 80.80 feet to the eastern side of said Washington Avenue, running thence binding on the eastern side of said Washington Avenue and binding on the 4th line of said Deed, as now surveyed, 4) North 07 degrees 04 minutes 44 seconds East 150.00 feet to said place of beginning.  Containing 0.279 acres of land, more or less.

Exhibit A-7

Campbell Corporate Center 1

BEGINNING for the same on the northern side of Campbell Boulevard, variable width, at the point designated 35, shown on a plat entitled “Campbell Corporate Center, Amended Resubdivision of Lot 1, IA, lB (S.M. 60 Folio 70), Whitemarsh Business Community Section C”, dated November 2, 1989, recorded among the Land Records of Baltimore County, Maryland in Plat Book S.M. 63 folio 002, said point of beginning also being the southernmost common corner of Lot 1 and Lot IA shown on said plat, running thence leaving said point of beginning and leaving said northern side of Campbell Boulevard, binding on the division line between said Lot 1 and Lot IA, all shown on said plat,

1)                                                              By a radial line, North 06 degrees 07 minutes 17 seconds West 58.87 feet to the point designated 34 on said plat, running thence, for part of the distance continuing to bind on said division line between said Lot 1 and said Lot IA, and for part of the distance binding on the division line between Lot 1D and said Lot IA, shown on said plat, in all,

2)                                                              North 26 degrees 23 minutes 00 seconds East 600.79 feet to the point designated 63 on said plat, running thence binding on the division line between said Lot 1D and Lot 1B, shown on said plat, reversing the bearing shown on said plat,

3)                                                              South 73 degrees 59 minutes 25 seconds East 304.82 feet to a point designated 64 on the western side of Town Center Court, all being shown on said plat, running thence binding on said western side of Town Center Court, 60 feet wide, for part of the distance binding on the eastern side of said Lot 1D and for part of the distance binding on part of the eastern side of said Lot 1, shown on said plat, in all,

4)                                                              Southwesterly by a non-radial curve to the left having a radius of 1030.00 feet for a distance of 139.38 feet, said curve being subtended by a chord bearing South 16 degrees 01 minutes 00 seconds West 139.27 feet to the point designated 209 on said plat, running thence continuing to bind on said western side of Town Center Court and continuing to bind on part of said eastern side of said Lot 1, shown on said plat,

5)                                                              By a line tangent to said curve, South 12 degrees 08 minutes 25 seconds West 338.29 feet to the point designated 208 at the beginning of the cut-off leading to Campbell Boulevard, all being shown on said plat, running thence binding on said cut-off leading to said Campbell Boulevard, shown on said plat,

6)                                                              South 55 degrees 27 minutes 51 seconds West 27.44 feet to the point designated 207 on the northern side of said Campbell Boulevard, all being shown on said plat, running thence binding on said northern side of Campbell Boulevard, 70 feet wide, shown on said plat,

7)                                                              Northwesterly by a non-radial curve to the left having a radius of 835.00. Feet for a distance of 165.86 feet, said curve being subtended by a chord bearing North 86 degrees 54 minutes 14 seconds West 165.59 feet to the point designated 52 on said plat, running thence leaving said Campbell Boulevard, binding on the division line between said Lot 1 and Parcel A, shown on said plat, reversing the bearings shown on said plat, the eight following courses;

8)                                      By a non-radial line, North 06 degrees 07 minutes 17 seconds West 51.64 feet to the point designated 50 on said plat,

9)                                      North 74 degrees 35 minutes 57 seconds West 36.00 feet to the point designated 51 on said plat,

10)                                North 69 degrees 23 minutes 33 seconds West 86.21 feet to the point designated 49 on said plat,

11)                                North 29 degrees 35 minutes 57 seconds West 20.00 feet to the point designated 47 on said plat,

12)                                North 15 degrees 24 minutes 03 seconds East 150.00 feet to the point designated 48 on said plat,

13)                                North 74 degrees 35 minutes 57 seconds West 24.11 feet to the point designated 45 on said plat,

14)                                South 26 degrees 23 minutes 00 seconds West 248.00 feet to the point designated 39 on said plat and

15)                                South 06 degrees 07 minutes 17 seconds East 73.70 feet to the point designated 46 on said northern side of Campbell Boulevard, all being shown on said plat, running thence binding on part of said northern. side of Campbell Boulevard, shown on said plat,

16)                                Southwesterly by a non radial curve to the right having a radius of 565.00 feet for a distance of 40.03 feet, said curve being subtended by a chord bearing South 81 degrees 50 minutes 56 seconds West 40.03 feet to the point of beginning.

Containing 4.049 acres of land more or less.

The Improvements thereon being known as 4940 Campbell Boulevard.

BEING all those two parcels of land containing 3.647 acres of land, more or less, and 0.402 acres of land, more or less, and shown and designated, respectively, as Lot 1 and Lot 1D on a plat entitled “Campbell Corporate Center,” which plat is recorded among the Land Records of Baltimore County, Maryland in Plat Book SM No. 63, folio 2.

BEING the same two parcels of land conveyed to Corporate Center I Limited Partnership by the following deeds:

1.                    Deed dated September 27, 1989, and recorded among the Land Records of Baltimore County, Maryland in Liber 8285, folio 229 from Nottingham Village, Inc. to Corporate Center I Limited Partnership; and

2.                    Deed dated December 21, 1994, and recorded among the Land Records of Baltimore County, Maryland in Liber 10879, folio 743 from Nottingham Village, Inc. to Corporate Center I Limited Partnership.

TOGETHER WITH THE BENEFIT AND SUBJECT TO the legal operation and effect of a Declaration of Easements dated August 19, 1994, and recorded among the Land Records of Baltimore County, Maryland in Liber 10716, folio 51 made by Nottingham Village, Inc., et al.

Exhibit A-8

Nottingham Centre

Beginning for the same at the intersection of the west side of Washington Avenue as widened and. shown on Baltimore County Bureau of Land Acquisition Drawing RW 83-417-1 and recorded in a deed from Nottingham Associates Limited Partnership et al to Baltimore County, Maryland. dated June 20, 1984 and recorded among the Land Records of Baltimore County in. Liber E.H.K., Jr. No. 6748, folio 300 and the north side of a 20 Foot Alley there situate, said place of beginning being in the second line of a parcel of land which by a deed dated June 1, 1983 and recorded among the Land Records of Baltimore County in Liber E.H.K., Jr. No. 6533, folio 581 was conveyed by Nottingham Properties, Inc. to Nottingham Associates Limited Partnership, distant North 82 degrees 59 minutes 56 seconds West 11.81 feet . Measured along said second line from the beginning thereof and running thence with and binding on a part of said second line and binding on the north side of said 20 Foot Alley, North 82 degrees 59 minutes 56 seconds West 88.19 feet to the end of said second line, thence leaving said 20 Foot Alley and running with and binding on the third, fourth, fifth,. Sixth and: seventh lines of said parcel of land which was conveyed by Nottingham Properties, Inc. to Nottingham Associates Limited Partnership, the five following courses and distances via: North 7 degrees 00 minutes 04 seconds East 15.04 feet, North 82 degrees 59 minutes 56 seconds West 9.67 feet, North 7 degrees 00 minutes 04 seconds East, binding for a part on the outside extremity of the panels on the east side of the parking garage erected on the property adjoining on the west, 121.16 feet, South 82 degrees 59 minutes 56 seconds East 2.00 feet and North 7 degrees 00 minutes 04 seconds East 13.80 feet to the south side of Allegheny Avenue, thence binding on the south side of Allegheny Avenue and running with and binding on a part of the last line of the last mentioned .parol of land which was conveyed by Nottingham Properties, Inc. to Nottingham Associates Limited Partnership, South 82 degrees 59 minutes 56 seconds East 85.97 feet and thence leaving Allegheny Avenue and binding on the right of way lines as shown on the aforesaid Land Acquisition Drawing RW 83-417-1, the two following courses and distances viz: South 38 degrees 01 minutes 14 seconds East, binding on a line which connects the south side of Allegheny Avenue with the west side of Washington Avenue, 14.14 feet to the west side of Washington Avenue as widened and South 7 degrees 02 minutes 34 seconds West, binding on the west side of Washington Avenue as widened, 140 feet to the place of beginning.  Containing 0.332 of an acre of land, more or less.  The improvements thereon known as 502 Washington Avenue.

Exhibit A-9

White Marsh Health Center

Being known and designated as Lot No. 2 on a plat entitled “A Resubdivision of White Marsh Business Community, Section A, Lots 2 and 3” which plat is recorded among the Land Records of Baltimore County, Maryland in Plat Book E.H.K. Jr., No. 52, folio 80; containing 3.996 acres of land, more or less.

The improvements thereon known as 8114 Sandpiper Circle.

Exhibit B

Assignment of Interests

EXHIBIT B

ASSIGNMENT OF MEMBERSHIP/BENEFICIAL/PARTNERSHIP INTERESTS
AND AMENDMENT TO OPERATING AGREEMENT/
DECLARATION OF TRUST/PARTNERSHIP AGREEMENT

(Insert Name of LLC or Business Trust)

THIS ASSIGNMENT OF MEMBERSHIP/BENEFICIAL/PARTNERSHIP INTERESTS AND AMENDMENT TO OPERATING AGREEMENT/ DECLARATION OF TRUST/PARTNERSHIP AGREEMENT is made as of the        day of                  , 2006 by and among Nottingham Properties, Inc., a Maryland corporation (“Seller”) and Corporate Office Properties, L.P., a Delaware limited partnership (“Buyer”).

RECITALS:

A.                                                                                                  (the “Company/Trust/Partnership”) is a limited liability company/business trust/limited partnership created by the filing of a certificate of limited liability company/business trust/limited partnership in the records of the Maryland State Department of Assessments and Taxation on                                    and governed by the Operating Agreement/Declaration of Trust/Partnership Agreement dated as of                                    (the “Operating Agreement/Declaration of Trust/Partnership Agreement”).

B.                                     Sellers own all of the membership/beneficial/partnership interests in the Company/Business Trust/Limited Partnership (the “Interest”).

C.                                     By a Purchase and Sale Agreement dated                      , 2006 (the “Purchase Agreement”), Seller agreed to sell to Buyer the Interest.

D.                                    The purpose of this Assignment and Amendment is to evidence the transfer and assignment to Buyer by Seller of the Interest in the Company/Business Trust/ Limited Partnership pursuant to the Purchase Agreement and to amend the Operating Agreement/Declaration of Trust of the Company/Business Trust/ Limited Partnership to reflect the transfer of the Interest.

NOW, THEREFORE, in consideration of the mutual covenants of the parties and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       Recitals.  The recitals are incorporated herein by reference.

2.                                       Assignment of Interest to Buyer.  For value received, Seller hereby grants, transfers and assigns to Buyer the Interest in the Company/Business Trust/ Limited Partnership, free and clear of all liens, charges and encumbrances.

3.                                       Acceptance of Assignment.  Buyer hereby accepts the grant and assignment of the Interest.

4.                                       Amendment to Operating Agreement/Declaration of Trust/Partnership Agreement.  The Operating Agreement/Declaration of Trust of the Company/Business Trust/ Limited Partnership is hereby amended to provide that, as a result of the foregoing grant and  assignment to Buyer, as of the date hereof, (a) Seller is no longer a member/beneficial owner of the Company/Business Trust Limited Partnership, (b) Buyer is the sole member/beneficial owner/limited partner of the Company/Business Trust, (c) Buyer is the owner of all of the membership/beneficial/partnership interests in the Company/Business Trust/ Limited Partnership, and (d) Seller has withdrawn as Manager of the Company/trustee of the Business Trust/limited partner of the Limited Partnership.

5.                                       Further Assurances.  Seller hereby agrees to execute and deliver promptly upon request of Buyer such further agreements or instruments and do, or cause to be done, such further acts and things as may be necessary or reasonably desired by Buyer to complete the assignment and transfer of the Interest to Buyer as contemplated hereby.

6.                                       Ratification.  As amended herein, the Operating Agreement/ Declaration of Trust/Limited Partnership Agreement is ratified and affirmed.

IN WITNESS WHEREOF, the parties have executed this Assignment and Amendment as of the day and year of first above written.

Seller: Nottingham Properties, Inc.

By:
J. Joseph Credit
President and CEO

Buyer: Corporate Office Properties, L.P.

By:	Corporate Office Properties Trust, its sole general partner

By:
		Name:	Roger A. Waesche, Jr.
		Title:	Chief Operating Officer and Executive Vice President

Exhibit B-2

AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT OF
OWNERSHIP INTERESTS IN NPI ENTITIES

This AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT OF OWNERSHIP INTERESTS IN NPI ENTITIES, dated as of January 9, 2007 (this “Amendment”), between Corporate Office Properties, L.P., a Delaware limited partnership (“Buyer”), and Nottingham Properties, Inc. (“Seller”), a Maryland corporation.

RECITALS

WHEREAS, Buyer and Seller are parties to the Purchase and Sale Agreement of Ownership Interests in NPI Entities dated as of December 21, 2006 whereby Buyer shall purchase the Ownership Interests (as such term is defined therein) from Buyer (the “Agreement”); and

WHEREAS, Buyer and Seller have agreed to revise the allocation of the Purchase Price and, therefore, desire to amend the Agreement in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

1.             The amount of $59,077,876 in Section 3(a) is hereby deleted and replaced with the amount of $57,577,876.

2.             Section 4 is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

“4.          ALLOCATION OF PURCHASE PRICE.  THE PURCHASE PRICE, PRIOR TO THE ADJUSTMENTS SET FORTH IN SECTIONS 3(B), (C), (D) AND (E) ABOVE, SHALL BE ALLOCATED TO EACH OF THE OWNERSHIP INTERESTS AS FOLLOWS:

Ownership Interests	Purchase Price Prior to Adjustments

Philadelphia Road	$4,940,333

9020 Mendenhall	$6,022,927

Woods Investors	$23,354,945

37 Allegheny	$500,000

Rivers Center III	$6,655,855

Campbell Corporate Center I	$3,472,976

Nottingham Associates	$2,307,999

Sandpiper (White Marsh Health Center)	$3,320,500

White Marsh Hi-Tech I and II	$7,002,341	”

3.             Buyer and Seller agree that the amount of the 9020 Mendenhall Adjustment (as defined in the Agreement) is Zero Dollars ($0).

4.             The Agreement, as amended, is ratified and affirmed in all respects and shall continue in full force and effect.

5.             This Amendment may be signed in several counterparts, all of which taken together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.

CORPORATE OFFICE PROPERTIES, L.P.

By:	Corporate Office Properties Trust,
its sole general partner

By:
Roger A. Waesche, Jr.
Chief Operating Officer and Executive Vice President

NOTTINGHAM PROPERTIES, INC.

By:
J. Joseph Credit
President and Chief Executive Officer

[Signature page to Amendment No. 1 to Purchase Agreement]

EXHIBIT B-3

ASSIGNMENT OF BENEFICIAL INTEREST

AND

AMENDMENT TO DECLARATION OF TRUST

WHITE MARSH HI-TECH 2 BUSINESS TRUST

THIS ASSIGNMENT OF BENEFICIAL INTEREST AND AMENDMENT TO DECLARATION OF TRUST (“Assignment and Amendment”) is made as of the        day of January, 2007 by and among Nottingham Properties, Inc., a Maryland corporation (“Seller”), and Corporate Office Properties, L.P., a Delaware limited partnership (“Buyer”).

RECITALS:

A.            White Marsh Hi-Tech 2 Business Trust (the “Trust”) is a business trust created by the filing of a Certificate of Trust in the records of the Maryland State Department of Assessments and Taxation on November 16, 2006 and governed by the Declaration of Trust dated November 16, 2006 (the “Declaration of Trust”).

B.            Seller owns 100% of the beneficial interests in the Trust (the “Interest”).

C.            By a Purchase and Sale Agreement dated December 21, 2006 (the “Purchase Agreement”), Seller agreed to sell to Buyer the Interest.

D.            The purpose of this Assignment and Amendment is to evidence the transfer and assignment to Buyer by Seller of the Interest in the Trust pursuant to the Purchase Agreement and to amend the Declaration of Trust of the Trust to reflect the transfer of the Interest.

NOW, THEREFORE, in consideration of the mutual covenants of the parties and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Recitals.  The recitals are incorporated herein by reference.

2.             Assignment of Interest to Buyer.  For value received, Seller hereby grants, transfers and assigns to Buyer the Interest in the Trust, free and clear of all liens, charges and encumbrances.

3.             Acceptance of Assignment.  Buyer hereby accepts the grant and assignment of the Interest.

4.             Amendment to Declaration of Trust.  The Declaration of Trust of the Trust is hereby amended to provide that, as a result of the foregoing grant and assignment to Buyer, as of the date hereof, (a) Seller is no longer a beneficial owner of the Trust, (b) Buyer is the sole beneficial owner of the Trust, (c) Buyer is the owner of all of the beneficial interest, in the Trust, and (d) Seller has withdrawn as a beneficial owner of the trust.

5.             Further Assurances.  Seller hereby agrees to execute and deliver promptly upon request of Buyer such further agreements or instruments and do, or cause to be done, such further acts and things as may be necessary or reasonably desired by Buyer to complete the assignment and transfer of the Interest to Buyer as contemplated hereby.

6.             Ratification.  As amended herein, the Declaration of Trust is ratified and affirmed.

[Signatures appear on the following page]

B.4: 9020 Mcndenhall

ASSIGNMENT OF MEMBERSHIP INTEREST

AND

AMENDMENT TO OPERATING AGREEMENT

9020 MENDENHALL, LLC

THIS ASSIGNMENT OF MEMBERSHIP INTEREST AND AMENDMENT TO OPERATING AGREEMENT (“Assignment and Amendment”) is made as of the 9th day of January, 2007 by and among Nottingham Properties, Inc., a Maryland corporation (“Seller”), and Corporate Office Properties, L.P., a Delaware limited partnership (“Buyer”).

RECITALS:

A.           9020 Mendenhall, LLC (the “Company”) is a limited liability company created by the filing of Articles of Organization in the records of the Maryland State Department of Assessments and Taxation on November 21, 2000, as amended, and governed by the Operating Agreement dated December 20, 2004 (the “Operating Agreement”).

B.            Seller owns 100% of the membership interest in the Company (the “Interest”).

C.            By a Purchase and Sale Agreement dated December 21, 2006 (the “Purchase Agreement”), Seller agreed to sell to Buyer the Interest. Buyer has assigned its rights to buy the Interest under the Purchase Agreement to Land America Exchange Company (“LEC”), pursuant to the Deferred Real Estate Exchange Agreement dated September 1, 2006 between Buyer and LEC (the “Partial Assignment”).

D.            The purpose of this Assignment and Amendment is to evidence the transfer and assignment to Buyer by Seller of the Interest in the Company pursuant to the Purchase Agreement and the Partial Assignment and to amend the Operating Agreement of the Company to reflect the transfer of the Interest.

NOW, THEREFORE, in consideration of the mutual covenants of the parties and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Recitals. The recitals are incorporated herein by reference.

2.             Assignment of Interest to Buyer. Seller, for value received from LEC and at the direction of LEC, hereby grants, transfers and assigns to Buyer the Interest in the Company, free and clear of all liens, charges and encumbrances.

3.             Acceptance of Assignment. Buyer hereby accepts the grant and assignment of the Interest.

4.             Amendment to Operating Agreement. The Operating Agreement of the Company is hereby amended to provide that, as a result of the foregoing grant and assignment to Buyer, as of the date hereof, (a) Seller is no longer a member of the Company, (b) Buyer is the sole member of the Company, (c) Buyer is the owner of all of the membership interest in the Company, and (d) Seller has withdrawn as a member of the Company.

5.             Further Assurances. Seller hereby agrees to execute and deliver promptly upon request of Buyer such further agreements or instruments and do, or cause to be done, such further acts and things as may be necessary or reasonably desired by Buyer to complete the assignment and transfer of the Interest to Buyer as contemplated hereby.

6.             Ratification. As amended herein, the Operating Agreement is ratified and affirmed.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties have executed this Assignment of Membership Interest and Amendment to Operating Agreement as of the day and year of first above written.

Witness:	Seller: Nottingham Properties, Inc.

/s/ Abba Poliakoff	By:	/s/ J. Joseph Credit	(SEAL)
J. Joseph Credit
President and CEO

Buyer: Corporate Office Properties, L.P.

	By:	Corporate Office Properties Trust, its sole general partner

/s/ Karen Singer	By:	/s/ Roger A. Waesche, Jr.	(SEAL)
		Name:	Roger A. Waesche, Jr.
		Title:	Chief Operating Officer and
Executive Vice President

B.5: Woods at Broken Land

ASSIGNMENT OF MEMBERSHIP INTEREST

AND

AMENDMENT TO OPERATING AGREEMENT

WOODS INVESTORS LLC

THIS ASSIGNMENT OF MEMBERSHIP INTEREST AND AMENDMENT TO OPERATING AGREEMENT (“Assignment and Amendment”) is made as of the 9th day of January, 2007 by and among Nottingham Properties, Inc., a Maryland corporation (“Seller”), and Corporate Office Properties, L.P., a Delaware limited partnership (“Buyer”).

RECITALS:

A.            Woods Investors LLC (the “Company”) is a limited liability company created by the filing of Articles of Organization in the records of the Maryland State Department of Assessments and Taxation on May 17, 2001 and governed by the Second Amended and Restated Operating Agreement dated May 18, 2005 (the “Operating Agreement”).

B.            Seller owns 100% of the membership interest in the Company (the “Interest”).

C.            By a Purchase and Sale Agreement dated December 21, 2006 (the “Purchase Agreement”), Seller agreed to sell to Buyer the Interest. Buyer has assigned its rights to buy the Interest under the Purchase Agreement to Land America Exchange Company (“LEC”), pursuant to the Deferred Real Estate Exchange Agreement dated September 1, 2006 between Buyer and LEC (the “Partial Assignment”).

D.            The purpose of this Assignment and Amendment is to evidence the transfer and assignment to Buyer by Seller of the Interest in the Company pursuant to the Purchase Agreement and the Partial Assignment and to amend the Operating Agreement of the Company to reflect the transfer of the Interest.

NOW, THEREFORE, in consideration of the mutual covenants of the parties and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Recitals. The recitals are incorporated herein by reference.

2.             Assignment of Interest to Buyer. Seller, for value received from LEC and at the direction of LEC, hereby grants, transfers and assigns to Buyer the Interest in the Company, free and clear of all liens, charges and encumbrances.

3.             Acceptance of Assignment. Buyer hereby accepts the grant and assignment of the Interest.

4.             Amendment to Operating Agreement. The Operating Agreement of the Company is hereby amended to provide that, as a result of the foregoing grant and assignment to Buyer, as of the date hereof, (a) Seller is no longer a member of the Company, (b) Buyer is the sole member of the Company, (c) Buyer is the owner of all of the membership interest in the Company, and (d) Seller has withdrawn as a member of the Company.

5.             Further Assurances. Seller hereby agrees to execute and deliver promptly upon request of Buyer such further agreements or instruments and do, or cause to be done, such further acts and things as may be necessary or reasonably desired by Buyer to complete the assignment and transfer of the Interest to Buyer as contemplated hereby.

6.             Ratification. As amended herein, the Operating Agreement is ratified and affirmed.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties have executed this Assignment of Membership Interest and Amendment to Operating Agreement as of the day and year of first above written.

Witness:	Seller: Nottingham Properties, Inc.

/s/ Abba Poliakoff	By:	/s/ J. Joseph Credit	(SEAL)
J. Joseph Credit
President and CEO

Buyer: Corporate Office Properties, L.P.

	By:	Corporate Office Properties Trust, its sole general partner

/s/ Karen Singer	By:	/s/ Roger A. Waesche, Jr.	(SEAL)
		Name:	Roger A. Waesche, Jr.
		Title:	Chief Operating Officer and
Executive Vice President

EXHIBIT B-6

ASSIGNMENT OF MEMBERSHIP INTEREST

AND

AMENDMENT TO OPERATING AGREEMENT

RIVERS CENTER III INVESTORS LLC

THIS ASSIGNMENT OF MEMBERSHIP INTEREST AND AMENDMENT TO OPERATING AGREEMENT (“Assignment and Amendment”) is made as of the        day of January, 2007 by and among Nottingham Properties, Inc., a Maryland corporation (“Seller”), and Corporate Office Properties, L.P., a Delaware limited partnership (“Buyer”).

RECITALS:

E.             Rivers Center III Investors LLC (the “Company”) is a limited liability company created by the filing of Articles of Organization in the records of the Maryland State Department of Assessments and Taxation on May 17, 2001 and governed by the Second Amended and Restated Operating Agreement dated as of May 18, 2005 (the “Operating Agreement”).

F.             Seller owns 100% of the membership interest in the Company (the “Interest”).

G.            By a Purchase and Sale Agreement dated December 21, 2006 (the “Purchase Agreement”), Seller agreed to sell to Buyer the Interest.

H.            The purpose of this Assignment and Amendment is to evidence the transfer and assignment to Buyer by Seller of the Interest in the Company pursuant to the Purchase Agreement and to amend the Operating Agreement of the Company to reflect the transfer of the Interest.

NOW, THEREFORE, in consideration of the mutual covenants of the parties and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

7.             Recitals.  The recitals are incorporated herein by reference.

8.             Assignment of Interest to Buyer.  For value received, Seller hereby grants, transfers and assigns to Buyer the Interest in the Company, free and clear of all liens, charges and encumbrances.

9.             Acceptance of Assignment.  Buyer hereby accepts the grant and assignment of the Interest.

10.           Amendment to Operating Agreement.  The Operating Agreement of the Company is hereby amended to provide that, as a result of the foregoing grant and  assignment to Buyer, as of the date hereof, (a) Seller is no longer a member of the Company, (b) Buyer is the sole member of the Company, (c) Buyer is the owner of all of the membership interests in the Company, and (d) Seller has withdrawn as a member and Manager of the Company.

11.           Further Assurances.  Seller hereby agrees to execute and deliver promptly upon request of Buyer such further agreements or instruments and do, or cause to be done, such further acts and things as may be necessary or reasonably desired by Buyer to complete the assignment and transfer of the Interest to Buyer as contemplated hereby.

12.           Ratification.  As amended herein, the Operating Agreement is ratified and affirmed.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties have executed this Assignment of Membership Interest and Amendment to Operating Agreement as of the day and year of first above written.

Seller: Nottingham Properties, Inc.

By:
J. Joseph Credit
President and CEO

Buyer: Corporate Office Properties, L.P.

By: Corporate Office Properties Trust, its sole general partner

By:
		Name:	Roger A. Waesche, Jr.
		Title:	Chief Operating Officer and
Executive Vice President

EXHIBIT B-7

ASSIGNMENT OF BENEFICIAL INTEREST

AND

AMENDMENT TO DECLARATION OF TRUST

37 ALLEGHENY BUSINESS TRUST

THIS ASSIGNMENT OF BENEFICIAL INTEREST AND AMENDMENT TO DECLARATION OF TRUST (“Assignment and Amendment”) is made as of the        day of January, 2007 by and among Nottingham Properties, Inc., a Maryland corporation (“Seller”), and Corporate Office Properties, L.P., a Delaware limited partnership (“Buyer”).

RECITALS:

I.              37 Allegheny Business Trust (the “Trust”) is a business trust created by the filing of a certificate of trust in the records of the Maryland State Department of Assessments and Taxation on October 16, 2006 and governed by the Declaration of Trust dated October 16, 2006 (the “Declaration of Trust”).

J.             Seller owns 100% of the beneficial interest in the Trust (the “Interest”).

K.            By a Purchase and Sale Agreement dated December 21, 2006 (the “Purchase Agreement”), Seller agreed to sell to Buyer the Interest.

L.             The purpose of this Assignment and Amendment is to evidence the transfer and assignment to Buyer by Seller of the Interest in the Trust pursuant to the Purchase Agreement and to amend the Declaration of Trust of the Trust to reflect the transfer of the Interest.

NOW, THEREFORE, in consideration of the mutual covenants of the parties and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

13.           Recitals.  The recitals are incorporated herein by reference.

14.           Assignment of Interest to Buyer.  For value received, Seller hereby grants, transfers and assigns to Buyer the Interest in the Trust, free and clear of all liens, charges and encumbrances.

15.           Acceptance of Assignment.  Buyer hereby accepts the grant and assignment of the Interest.

16.           Amendment to Declaration of Trust.  The Declaration of Trust of the Trust is hereby amended to provide that, as a result of the foregoing grant and assignment to Buyer, as of the date hereof, (a) Seller is no longer a beneficial owner of the Trust, (b) Buyer is the sole beneficial owner of the Trust, (c) Buyer is the owner of all of the beneficial interest, in the Trust, and (d) Seller has withdrawn as a beneficial owner of the trust.

17.           Further Assurances.  Seller hereby agrees to execute and deliver promptly upon request of Buyer such further agreements or instruments and do, or cause to be done, such further acts and things as may be necessary or reasonably desired by Buyer to complete the assignment and transfer of the Interest to Buyer as contemplated hereby.

18.           Ratification.  As amended herein, the Declaration of Trust is ratified and affirmed.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties have executed this Assignment of Beneficial Interest and Amendment to Declaration of Trust as of the day and year of first above written.

Witness:	Seller: Nottingham Properties, Inc.

	By:			(SEAL)
J. Joseph Credit
President and CEO

Buyer: Corporate Office Properties, L.P.

By: Corporate Office Properties Trust, its sole general partner

	By:			(SEAL)
		Name:	Roger A. Waesche, Jr.
		Title:	Chief Operating Officer and Executive Vice President

IN WITNESS WHEREOF, the parties have executed this Assignment of Beneficial Interest and Amendment to Declaration of Trust as of the day and year of first above written.

Witness:	Seller: Nottingham Properties, Inc.

	By:			(SEAL)
J. Joseph Credit
President and CEO

Buyer: Corporate Office Properties, L.P.

By: Corporate Office Properties Trust, its sole general partner

	By:			(SEAL)
		Name:	Roger A. Waesche, Jr.
		Title:	Chief Operating Officer and Executive Vice President

EXHIBIT B-8

ASSIGNMENT OF BENEFICIAL INTEREST

AND

AMENDMENT TO DECLARATION OF TRUST

WHITE MARSH HI-TECH 2 BUSINESS TRUST

THIS ASSIGNMENT OF BENEFICIAL INTEREST AND AMENDMENT TO DECLARATION OF TRUST (“Assignment and Amendment”) is made as of the        day of January, 2007 by and among Nottingham Properties, Inc., a Maryland corporation (“Seller”), and Corporate Office Properties, L.P., a Delaware limited partnership (“Buyer”).

RECITALS:

M.           White Marsh Hi-Tech 2 Business Trust (the “Trust”) is a business trust created by the filing of a Certificate of Trust in the records of the Maryland State Department of Assessments and Taxation on November 16, 2006 and governed by the Declaration of Trust dated November 16, 2006 (the “Declaration of Trust”).

N.            Seller owns 100% of the beneficial interests in the Trust (the “Interest”).

O.            By a Purchase and Sale Agreement dated December 21, 2006 (the “Purchase Agreement”), Seller agreed to sell to Buyer the Interest.

P.             The purpose of this Assignment and Amendment is to evidence the transfer and assignment to Buyer by Seller of the Interest in the Trust pursuant to the Purchase Agreement and to amend the Declaration of Trust of the Trust to reflect the transfer of the Interest.

NOW, THEREFORE, in consideration of the mutual covenants of the parties and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

19.           Recitals.  The recitals are incorporated herein by reference.

20.           Assignment of Interest to Buyer.  For value received, Seller hereby grants, transfers and assigns to Buyer the Interest in the Trust, free and clear of all liens, charges and encumbrances.

21.           Acceptance of Assignment.  Buyer hereby accepts the grant and assignment of the Interest.

22.           Amendment to Declaration of Trust.  The Declaration of Trust of the Trust is hereby amended to provide that, as a result of the foregoing grant and assignment to Buyer, as of the date hereof, (a) Seller is no longer a beneficial owner of the Trust, (b) Buyer is the sole beneficial owner of the Trust, (c) Buyer is the owner of all of the beneficial interest, in the Trust, and (d) Seller has withdrawn as a beneficial owner of the trust.

23.           Further Assurances.  Seller hereby agrees to execute and deliver promptly upon request of Buyer such further agreements or instruments and do, or cause to be done, such further acts and things as may be necessary or reasonably desired by Buyer to complete the assignment and transfer of the Interest to Buyer as contemplated hereby.

24.           Ratification.  As amended herein, the Declaration of Trust is ratified and affirmed.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties have executed this Assignment of Beneficial Interest and Amendment to Declaration of Trust as of the day and year of first above written.

Witness:	Seller: Nottingham Properties, Inc.

	By:			(SEAL)
J. Joseph Credit
President and CEO

Buyer: Corporate Office Properties, L.P.

By: Corporate Office Properties Trust, its sole general partner

	By:			(SEAL)
		Name:	Roger A. Waesche, Jr.
		Title:	Chief Operating Officer and Executive Vice President

EXHIBIT B-9

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST

AND

AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP

CORPORATE CENTER I LIMITED PARTNERSHIP

THIS ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST AND AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (Assignment and Amendment”) is made as of the        day of January, 2007 by and among Nottingham Properties, Inc., a Maryland corporation (“Seller”), and Corporate Office Properties, L.P., a Delaware limited partnership (“Buyer”).

RECITALS:

Q.            Corporate Center I Limited Partnership (the “Partnership”) is a limited partnership created by the filing of a certificate of limited partnership in the records of the Maryland State Department of Assessments and Taxation on September 21, 1989 and governed by the Amended and Restated Agreement of Limited Partnership dated December 21, 1994, as amended by the Amendment to Agreement of Limited Partnership dated December 15, 2006 (collectively, the “Partnership Agreement”).

R.            Seller owns a 50% limited partnership interest in the Partnership (the “Interest”).

S.             By a Purchase and Sale Agreement dated December 21, 2006 (the “Purchase Agreement”), Seller agreed to sell to Buyer the Interest.

T.            The purpose of this Assignment and Amendment is to evidence the transfer and assignment to Buyer by Seller of the Interest in the Partnership pursuant to the Purchase Agreement and to amend the Partnership Agreement of the Partnership to reflect the transfer of the Interest.

NOW, THEREFORE, in consideration of the mutual covenants of the parties and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

25.           Recitals.  The recitals are incorporated herein by reference.

26.           Assignment of Interest to Buyer.  For value received, Seller hereby grants, transfers and assigns to Buyer the Interest in the Partnership, free and clear of all liens, charges and encumbrances.

27.           Acceptance of Assignment.  Buyer hereby accepts the grant and assignment of the Interest.

28.           Amendment to Partnership Agreement.  The Partnership Agreement of the Partnership is hereby amended to provide that, as a result of the foregoing grant and assignment to Buyer, as of the date hereof, (a) Seller is no longer a 50% limited partner of the Partnership, (b) Buyer is a 50% limited partner of the Partnership in Seller’s place, and (c) Seller has withdrawn as a limited partner of the Partnership.

29.           Further Assurances.  Seller hereby agrees to execute and deliver promptly upon request of Buyer such further agreements or instruments and do, or cause to be done, such further acts and things as may be necessary or reasonably desired by Buyer to complete the assignment and transfer of the Interest to Buyer as contemplated hereby.

30.           Ratification.  As amended herein, the Partnership Agreement is ratified and affirmed.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties have executed this Assignment of Limited Partnership Interest and Amendment to Agreement of Limited Partnership as of the day and year of first above written.

Witness:	Seller: Nottingham Properties, Inc.

	By:			(SEAL)
J. Joseph Credit
President and CEO

Buyer: Corporate Office Properties, L.P.

By: Corporate Office Properties Trust, its sole general partner

	By:			(SEAL)
		Name:	Roger A. Waesche, Jr.
		Title:	Chief Operating Officer and Executive Vice President

EXHIBIT B-10

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST

AND

AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT

NOTTINGHAM ASSOCIATES LIMITED PARTNERSHIP

THIS ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST AND AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT is made as of the        day of January, 2007 by and among Nottingham Properties, Inc., a Maryland corporation (“Seller”), and Corporate Office Properties, L.P., a Delaware limited partnership (“Buyer”).

RECITALS:

U.            Nottingham Associates Limited Partnership (the “Partnership”) is a limited partnership created by the filing of a certificate of limited partnership in the records of the Maryland State Department of Assessments and Taxation on May 31, 1983 and governed by the Limited Partnership Agreement dated as of May 27, 1983, as amended by an Amendment to Agreement of Limited Partnership dated December 15, 2006 (collectively, the “Partnership Agreement”).

V.            Seller owns a 43.7% limited partnership interest in the Partnership (the “Interest”).

W.           By a Purchase and Sale Agreement dated December 21, 2006 (the “Purchase Agreement”), Seller agreed to sell to Buyer the Interest.

X.            The purpose of this Assignment and Amendment is to evidence the transfer and assignment to Buyer by Seller of the Interest in the Partnership pursuant to the Purchase Agreement and to amend the Partnership Agreement of the Partnership to reflect the transfer of the Interest.

NOW, THEREFORE, in consideration of the mutual covenants of the parties and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

31.           Recitals.  The recitals are incorporated herein by reference.

32.           Assignment of Interest to Buyer.  For value received, Seller hereby grants, transfers and assigns to Buyer the Interest in the Partnership, free and clear of all liens, charges and encumbrances.

33.           Acceptance of Assignment.  Buyer hereby accepts the grant and assignment of the Interest.

34.           Amendment to Partnership Agreement.  The Partnership Agreement of the Partnership is hereby amended to provide that, as a result of the foregoing grant and assignment to Buyer, as of the date hereof, (a) Seller is no longer a 43.7% limited partner of the Partnership, (b) Buyer is a 43.7% limited partner of the Partnership in Seller’s place, and (c) Seller has withdrawn as a limited partner of the Partnership.

35.           Further Assurances.  Seller hereby agrees to execute and deliver promptly upon request of Buyer such further agreements or instruments and do, or cause to be done, such further acts and things as may be necessary or reasonably desired by Buyer to complete the assignment and transfer of the Interest to Buyer as contemplated hereby.

36.           Ratification.  As amended herein, the Partnership Agreement is ratified and affirmed.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties have executed this Assignment of Limited Partnership Interest and Amendment to Limited Partnership Agreement as of the day and year of first above written.

Witness:	Seller: Nottingham Properties, Inc.

	By:			(SEAL)
J. Joseph Credit
President and CEO

Buyer: Corporate Office Properties, L.P.

By: Corporate Office Properties Trust, its sole general partner

	By:			(SEAL)
		Name:	Roger A. Waesche, Jr.
		Title:	Chief Operating Officer and Executive Vice President

EXHIBIT B-11

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST

AND

AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP

SANDPIPER LIMITED PARTNERSHIP

THIS ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST AND AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP is made as of the        day of January, 2007 by and among Nottingham Properties, Inc., a Maryland corporation (“Seller”), and Corporate Office Properties, L.P., a Delaware limited partnership (“Buyer”).

RECITALS:

Y.            Sandpiper Limited Partnership (the “Partnership”) is a limited partnership created by the filing of a certificate of limited partnership in the records of the Maryland State Department of Assessments and Taxation on December 31, 1984 and governed by the Limited Partnership Agreement dated as of December 26, 1984, as amended by an Amendment to Agreement of Limited Partnership dated December 31, 1984, as amended by Amendment No. 2 thereto dated October 31, 1985, as amended by Amendment No. 3 thereto dated October 13, 1987, as amended by Amendment No. 4 dated January 22, 1993, and as amended by an Amendment to Agreement of Limited Partnership dated December 15, 2006 (collectively, the “Partnership Agreement”).

Z.            Seller owns a 60% limited partnership interest in the Partnership (the “Interest”).

AA.        By a Purchase and Sale Agreement dated December 21, 2006 (the “Purchase Agreement”), Seller agreed to sell to Buyer the Interest.

BB.          The purpose of this Assignment and Amendment is to evidence the transfer and assignment to Buyer by Seller of the Interest in the Partnership pursuant to the Purchase Agreement and to amend the Partnership Agreement of the Partnership to reflect the transfer of the Interest.

NOW, THEREFORE, in consideration of the mutual covenants of the parties and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

37.           Recitals.  The recitals are incorporated herein by reference.

38.           Assignment of Interest to Buyer.  For value received, Seller hereby grants, transfers and assigns to Buyer the Interest in the Partnership, free and clear of all liens, charges and encumbrances.

39.           Acceptance of Assignment.  Buyer hereby accepts the grant and assignment of the Interest.

40.           Amendment to Partnership Agreement.  The Partnership Agreement of the Partnership is hereby amended to provide that, as a result of the foregoing grant and assignment to Buyer, as of the date hereof, (a) Seller is no longer a 60% limited partner of the Partnership, (b) Buyer is a 60% limited partner of the

Partnership in Seller’s place, and (c) Seller has withdrawn as a limited partner of the Partnership.

41.           Further Assurances.  Seller hereby agrees to execute and deliver promptly upon request of Buyer such further agreements or instruments and do, or cause to be done, such further acts and things as may be necessary or reasonably desired by Buyer to complete the assignment and transfer of the Interest to Buyer as contemplated hereby.

42.           Ratification.  As amended herein, the Partnership Agreement is ratified and affirmed.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties have executed this Assignment of Limited Partnership Interest and Amendment to Agreement of Limited Partnership as of the day and year of first above written.

Witness:	Seller: Nottingham Properties, Inc.

	By:			(SEAL)
J. Joseph Credit
President and CEO

Buyer: Corporate Office Properties, L.P.

By: Corporate Office Properties Trust, its sole general partner

	By:			(SEAL)
		Name:	Roger A. Waesche, Jr.
		Title:	Chief Operating Officer and Executive Vice President